Exhibit 10.45

EXECUTION COPY

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This Amendment No. 3 to Credit Agreement (this “Amendment”) is entered into as of February 4, 2008, by and among Midas International Corporation, a Delaware corporation (the “Borrower”), the Lenders (as defined below), and JPMorgan Chase Bank, N.A., as LC Issuer, Swing Line Lender and Administrative Agent (the “Agent”).

RECITALS

WHEREAS, the Borrower, the lenders party thereto (the “Lenders”), and the Agent are party to that certain Credit Agreement dated as of October 27, 2005 (as amended through the date hereof, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

WHEREAS, the Lenders have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth in the Credit Agreement.

WHEREAS, pursuant to Section 2.06(c) of the Credit Agreement, the Company has requested that the Revolving Credit Commitments of the Lenders be increased by $20,000,000 in the aggregate (the “Facility Increase”), and each Person executing this Amendment as an incremental lender (each, an “Incremental Lender”) has agreed to extend, effective as of the Effective Date and subject to the terms and conditions of this Amendment and the Credit Agreement, Revolving Credit Commitments for that portion of the Facility Increase applicable to such Incremental Lender as set forth on Schedule A hereto (collectively, the “Incremental Commitments”).

WHEREAS, proceeds of Loans pursuant to the Facility Increase will be used for working capital and general corporate purposes.

WHEREAS, the Lenders party hereto and the Agent are willing, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement to reflect the foregoing.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

1. Assignment of Commitment of LaSalle Bank National Association.

(a) For an agreed consideration, LaSalle Bank National Association (the “Assignor”) hereby irrevocably sells and assigns to each of Branch Banking and Trust Company and Bank of America, N.A. (collectively, the “Assignees”), and each Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with paragraphs (b) through (f) below and the Credit Agreement, as of the date of the this Amendment, the interest in and to all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount identified below of all of the Assignor’s outstanding rights and obligations under the Revolving Credit Commitments and Revolving Credit Loans (including without limitation any Letters of Credit, Guaranties and Swing Line Loans

included therein and, to the extent permitted to be assigned under applicable law, all claims (including without limitation contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity), suits, causes of action and any other right of the Assignor against any Person whether known or unknown arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby) (the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Section 1, without representation or warranty by the Assignor.

Assignee	Amount of Commitment/ Loans Assigned
Branch Banking and Trust Company	$14,000,000
Bank of America, N.A.	$11,000,000

(b) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, perfection, priority, collectibility, or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, or any Subsidiaries or Affiliates thereof or any other Person obligated in respect of any Loan Document, (iv) the performance or observance by the Borrower, any Subsidiary or Affiliate thereof or any other Person of any of their respective obligations under any Loan Documents, (v) inspecting any of the property, books or records of the Borrower, or any guarantor, or (vi) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

(c) Branch Banking and Trust Company (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) from and after the date hereof, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the portion of the Assigned Interest assigned to it, shall have the obligations of a Lender thereunder, (C) it has provided the Agent with its correct payment instructions and notice instructions, (D) it confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are “plan assets” as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be “plan assets” under ERISA, (E) it agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys’ fees) and liabilities incurred by the Assignor in connection with or arising in any manner from such Assignee’s non-performance of the obligations assumed under this Amendment, (F) it has received a copy of the Credit Agreement, together with copies of financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to purchase the portion of the Assigned Interest assigned to it on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Lender, and (G) it has provided to the Agent any documentation required to be delivered by such Assignee with respect to its tax status pursuant to the terms of the Credit Agreement, duly completed and executed by such Assignee and (ii) agrees that (A) it will, independently and without reliance on the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (B) the Agent is authorized to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms of the Credit Agreement, together with such actions and powers as are reasonably incidental thereto, and (C) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(d) Bank of America, N.A. represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby, (ii) from and after the date hereof, to the extent of the portion of the Assigned Interest assigned to it, it shall have the obligations of a Lender thereunder, (iii) it confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are “plan assets” as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be “plan assets” under ERISA, (iv) it agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys’ fees) and liabilities incurred by the Assignor in connection with or arising in any manner from such Assignee’s non-performance of the obligations assumed under this Amendment, and (v) it has received a copy of the Credit Agreement, together with copies of financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to purchase the portion of the Assigned Interest assigned to it on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Lender.

(e) Each Assignee shall pay the Assignor, on the effective date of this Amendment, the amount agreed to by the Assignor and the Assignees. From and after such date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding such effective date and to the Assignees, as applicable, for amounts which have accrued from and after such effective date.

(f) Assignor hereby resigns as the Documentation Agent, and Bank of America, N.A. is hereby designated as the replacement Documentation Agent.

2. Incremental Lenders. Each Incremental Lender hereby agrees to extend an Incremental Commitment in the amount set forth opposite its name on Schedule A hereto.

3. Amendments to Credit Agreement.

(a) Article I of the Credit Agreement is hereby amended by restating the following definition in its entirety:

“Revolving Credit Commitment” means, for each Lender, the obligation of such Lender to make Revolving Credit Loans to, and participate in Facility LCs and Swing Line Loans issued upon the application of, the Borrower in an aggregate amount not exceeding at any one time outstanding the amount set forth on Schedule 1.1 hereto, as it may be modified as a result of any assignment that has become effective pursuant to Section 12.3 or as otherwise modified from time to time pursuant to the terms hereof; provided, that on the Subordinated Indebtedness Trigger Date, if the Aggregate Revolving Credit Commitment is greater than $75,000,000, such Aggregate Revolving Credit Commitment shall be permanently reduced by the lesser of (i) $35,000,000 and (ii) the amount required to reduce the Aggregate Revolving Credit Commitment to $75,000,000 and each Lender’s Revolving Credit Commitment shall be concurrently permanently reduced on a pro rata basis.

(b) Schedule 1.1 to the Credit Agreement is hereby added to the Credit Agreement in the form of Schedule 1.1 hereto.

4. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date; and

(c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

5. Representations and Warranties and Agreements of the Incremental Lenders. Each Incremental Lender represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment.

6. Effective Date. This Amendment shall become effective upon satisfaction of the following conditions:

(a) Executed Amendment. Receipt by the Agent of duly executed counterparts of this Amendment from the Borrower and each Lender executing the same.

(b) Consent and Reaffirmation. The Consent and Reaffirmation of guaranty dated as of the date hereof in the form attached hereto as Exhibit A executed by each of the Guarantors.

(c) Representations and Warranties. The representations and warranties of the Borrower set forth in Section 4 hereof shall be true and correct and the Agent shall have received a certificate dated as of the date hereof and signed by a principal financial officer of the Borrower to such effect.

(d) Corporate Documents. The Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment (including resolutions of the Borrower’s board of directors) and any other legal matters relating to the Borrower and this Amendment, all in form and substance satisfactory to the Agent and its counsel.

7. Reference to and Effect Upon the Credit Agreement.

(a) The Credit Agreement and the other Loan Documents shall remain in full force and effect, and the execution, delivery and effectiveness of this Amendment shall not operate as a waiver or forbearance of any Default or Unmatured Default or any right, power or remedy of the Agent or any Lender under the Credit Agreement or any of the other Loan Documents, or constitute a consent, waiver or modification with respect to any provision of the Credit Agreement or any of the other Loan Documents, and the Borrower hereby fully ratifies and affirms each Loan Document to which it is a party.

(b) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

8. Costs and Expenses. The Borrower hereby affirms its obligations under Section 9.5.1 of the Credit Agreement to reimburse the Agent for all reasonable costs and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees and expenses of attorneys for the Agent with respect thereto.

9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

11. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

BORROWER:

MIDAS INTERNATIONAL CORPORATION, a Delaware corporation

By:

Title:

LENDERS:

JPMORGAN CHASE BANK, N.A., Individually, as LC Issuer, as Swing Line Lender and as Agent

By:

Title:

NATIONAL CITY BANK, successor by merger to National City Bank of the Midwest, as Syndication Agent and Lender

By:

Title:

HARRIS N.A., as Lender

By:

Title:

BANK OF AMERICA, N.A., as Documentation Agent and Lender

By:

Title:

BRANCH BANKING AND TRUST COMPANY, as Lender

By:

Title:

For the purposes of Section 1 hereof only:

LASALLE BANK NATIONAL ASSOCIATION

By:

Title:

Schedule 1.1

Revolving Credit Commitments

Lender	Commitment
JPMorgan Chase Bank, N.A.	$38,000,000
National City Bank	31,000,000
Bank of America, N.A.	31,000,000
Branch Banking and Trust Company	20,000,000
Harris N.A.	10,000,000

Total	$130,000,000

Schedule A

Incremental Lenders and Commitments

Incremental Lender	Incremental Commitment Amount
JPMorgan Chase Bank, N.A.	$8,000,000
National City Bank	6,000,000
Branch Banking and Trust Company	6,000,000

Total	$20,000,000

EXHIBIT A

CONSENT AND REAFFIRMATION

Each of the undersigned (“Guarantors”) hereby (i) acknowledges receipt of a copy of Amendment No. 3 to the Credit Agreement dated as of February 4, 2008 (the “Third Amendment”); (ii) consents to the execution and delivery thereof by the Borrower; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrower to Agent and Lenders pursuant to the terms of that certain Guaranty (the “Guaranty”) dated as of October 27, 2005, as amended through the date hereof, and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although each of the Guarantors has been informed of the matters set forth herein and in the Third Amendment and has acknowledged and agreed to same, such Guarantors understand that the Agent and Lenders have no obligation to inform any of the Guarantors of such matters in the future or to seek any of the Guarantors’ acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

This Consent and Reaffirmation shall be governed by and construed in accordance with the laws of the State of Illinois, without reference to principles of conflicts of law.

[signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Consent and

Reaffirmation on and as of the date of such Third Amendment.

MUFFLER CORPORATION OF AMERICA

By:

Title:

MIDAS PROPERTIES INC.

By:

Title:

MIDAS REALTY CORPORATION

By:

Title:

COSMIC HOLDINGS LLC

By:

Title:

MIDAS, INC.

By:

Title:

MIDAS ILLINOIS INC.

By:

Title:

PROGRESSIVE AUTOMOTIVE SYSTEMS, INC.

By:

Title:

MIDAS INTERNATIONAL CORPORATION, a Wyoming corporation

By:

Title: